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                              Tauber & Balser, P.C.
                         3340 Peachtree Road, Suite 250
                             Atlanta, Georgia 30326



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We consent to the incorporation by reference of our report dated February 12, 1999 included in the April 25, 2000 Form S-3 Amendment No. 1 of Log On America, Inc.

Tauber & Balser, P.C.
Atlanta, Georgia

April 25, 2000